AXP(SM)
                                                                Equity Value
                                                                        Fund
                                                      1999 SEMIANNUAL REPORT




(icon of) magnifying glass


AXP Equity Value Fund seeks to provide shareholders with growth of capital and income.

Distributed by American Express Financial Advisors Inc.

AMERICAN EXPRESS Financial Advisors

Stocks for the Bargain-hunter

Just like almost everything else, prices of companies that are believed to be sound sometimes are reduced. That is, for any of a variety of reasons, they fall out of favor with investors and their stock prices decline. These so-called "value" stocks represent a classic opportunity to buy low in the market, which is what AXP Equity Value Fund seeks to do. Should investors rediscover the potential of such companies, the stocks may well recover and benefit shareholders accordingly.


CONTENTS
From the Chairman.........................3
From the Portfolio Manager................3
Fund Facts................................5
The 10 Largest Holdings...................6
Financial Statements......................7
Notes to Financial Statements............10
Investments in Securities................19

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman

American Express(R) Funds held shareholder meetings in June 1999. Shareholders approved all of the proposals advanced by management. Among the proposals were:

o The election of Board members and the selection of KPMG LLP as independent auditors.
o Change in the Fund name from "IDS" to "AXP."
o A new shareholder service and distribution plan.
o A change in the investment management services agreement.
o Changes with respect to fundamental investment policies.

No other business was presented at the meeting, which was concluded by a report to shareholders from the Investment Department of American Express Financial Corporation.

Thanks to all of you for your effort in reviewing the proxy material and voting your proxies.


Arne H. Carlson

(picture of) Kurt Winters
Kurt Winters
Portfolio manager

From the Portfolio Manager

The stock market followed a strong start with a weak finish, leaving AXP Equity Value Fund with a small loss in the first half of the fiscal year. For the six months -- April through September 1999 -- the total return for the Fund's Class A shares was -1.06%. (The Fund's net asset value also was reduced by a capital gain, which was paid to shareholders in December 1998.)

With the economy still humming along, inflation remaining under control and corporations reporting generally healthy profits, stocks had good reason to advance when the period began last spring. The Fund took advantage of the positive environment, sprinting to a gain of nearly 10% by the end of June. Especially encouraging was the fact that value stocks -- the Fund's investment focus -- responded particularly well, as investors apparently were attracted to their relatively low valuations when measured against the high-flying growth stocks that had long been leading the market.

MID-SUMMER HIGH
But no sooner did the market reach an all-time peak in July than it began to look for a reason to retreat. By that time, long-term interest rates were up substantially since the beginning of 1999 and fear of higher inflation ahead was in the air. Although the inflation data remained largely unthreatening in the ensuing weeks, stocks backtracked for most of the final three months of the period, eroding the Fund's gain in the process.

Looking at the Fund's portfolio, financial services stocks made up the biggest exposure and provided mixed results as they struggled in the face of rising interest rates. Technology stocks, another substantial area of investment, were highly volatile but overall made a positive contribution to performance. Utility stocks were hindered by the interest-rate rise as well, but finished in the plus column for the period as a whole. Although they comprised a comparatively modest exposure, energy-related stocks produced the sharpest gain as they benefited from a run-up in the price of oil. Changes to the portfolio were minor, the most notable being an increase in the amount of utility stocks as the period progressed.

As we begin the second half of the fiscal year, the favorable factors of a growing economy and subdued inflation remain in place. On the other hand, the concerns about potentially higher inflation and higher interest rates are still with us, while the ultimate impact of the Y2K situation is impossible to gauge at this point (mid-October). In light of those factors, I plan to maintain a somewhat defensive approach with the Fund.


Kurt Winters

Fund Facts

Class A -- 6-month performance
(All figures per share)

Net asset value (NAV)
Sept. 30, 1999                                                        $11.15
March 31, 1999                                                        $11.32
Decrease                                                              $ 0.17

Distributions -- April 1, 1999 - Sept. 30, 1999
From income                                                           $ 0.05
From capital gains                                                    $   --
Total distributions                                                   $ 0.05

Total return*                                                         -1.06%**

Class B -- 6-month performance
(All figures per share)

Net asset value (NAV)
Sept 30, 1999                                                         $11.16
March 31, 1999                                                        $11.33
Decrease                                                              $ 0.17

Distributions -- April 1, 1999 - Sept 30, 1999
From income                                                           $ 0.01
From capital gains                                                    $   --
Total distributions                                                   $ 0.01

Total return*                                                         -1.38%**

Class Y -- 6-month performance
(All figures per share)

Net asset value (NAV)
Sept. 30, 1999                                                        $11.17
March 31, 1999                                                        $11.34
Decrease                                                              $ 0.17

Distributions -- April 1, 1999 - Sept 30, 1999
From income                                                           $ 0.06
From capital gains                                                    $   --
Total distributions                                                   $ 0.06

Total return*                                                         -1.00%**

 *The prospectus discusses the effect of sales charges, if any, on the various classes.
**The total return is a hypothetical investment in the Fund with all distributions reinvested.

The 10 Largest Holdings

                                      Percent                   Value
                                  (of net assets)       (as of Sept. 30, 1999)
 Citigroup                              3.37%                $82,136,999
 Mobil                                  2.93                  71,532,499
 American Intl Group                    2.85                  69,658,672
 Chevron                                2.60                  63,456,250
 Bank of America                        2.42                  59,028,749
 Intl Business Machines                 2.34                  57,046,249
 AT&T                                   2.09                  51,112,499
 Texaco                                 1.84                  44,818,750
 MCI WorldCom                           1.83                  44,562,500
 Dayton Hudson                          1.76                  42,944,687

For further detail about these holdings, please refer to the section entitled "Investments in Securities."


(icon of) pie chart


                           The 10 holdings listed here
                           make up 24.03% of net assets


Financial Statements

Statement of assets and liabilities
AXP Equity Value Fund

Six months ended Sept. 30, 1999 (Unaudited)

Assets
Investments in securities, at value (Note 1)
   (identified cost $2,321,124,662)                                                   $2,452,702,695
Dividends and accrued interest receivable                                                  3,022,326
Receivable for investment securities sold                                                  9,554,882
U.S. goverment securities held as collateral (Note 4)                                      1,704,760
                                                                                           ---------
Total assets                                                                           2,466,984,663
                                                                                       -------------
Liabilities
Disbursements in excess of cash on demand deposit                                            490,392
Payable for investment securities purchased                                               24,696,078
Payable upon return of securities loaned (Note 4)                                          1,704,760
Accrued investment management services fee                                                    32,640
Accrued distribution fee                                                                      46,308
Accrued service fee                                                                                3
Accrued transfer agency fee                                                                    9,980
Accrued administrative services fee                                                            2,141
Other accrued expenses                                                                        21,658
                                                                                              ------
Total liabilities                                                                         27,003,960
                                                                                          ----------
Net assets applicable to outstanding capital stock                                    $2,439,980,703
                                                                                      ==============
Represented by
Capital stock-- $.01 par value (Note 1)                                               $    2,187,469
Additional paid-in capital                                                             2,117,341,227
Undistributed net investment income                                                          221,696
Accumulated net realized gain (loss)                                                     188,655,812
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                    131,574,499
                                                                                         -----------
Total -- representing net assets applicable to outstanding capital stock              $2,439,980,703
                                                                                      ==============
Net assets applicable to outstanding shares:             Class A                      $  985,460,943
                                                         Class B                      $1,453,455,281
                                                         Class Y                      $    1,064,479
Net asset value per share of outstanding capital stock:  Class A shares   88,372,442  $        11.15
                                                         Class B shares  130,279,120  $        11.16
                                                         Class Y shares       95,318  $        11.17
                                                                              ------  --------------

See accompanying notes to financial statements.


Statement of operations
AXP Equity Value Fund

Six months ended Sept. 30, 1999 (Unaudited)

Investment income
Income:
Dividends                                                                 $  20,688,627
Interest                                                                      2,912,090
   Less foreign taxes withheld                                                  (10,479)
                                                                                -------
Total income                                                                 23,590,238
                                                                             ----------
Expenses (Note 2):
Investment management services fee                                            6,487,522
Distribution fee
   Class A                                                                      668,617
   Class B                                                                    7,175,562
Transfer agency fee                                                           1,762,562
Incremental transfer agency fee
   Class A                                                                       84,967
   Class B                                                                      183,267
Service fee
   Class A                                                                      403,662
   Class B                                                                      745,094
   Class Y                                                                          589
Administrative services fees and expenses                                       437,580
Compensation of board members                                                     8,350
Custodian fees                                                                   54,900
Printing and postage                                                             25,755
Registration fees                                                                18,300
Audit fees                                                                       11,250
Other                                                                             3,265
                                                                                  -----
Total expenses                                                               18,071,242
   Earnings credits on cash balances (Note 2)                                   (60,468)
                                                                                -------
Total net expenses                                                           18,010,774
                                                                             ----------
Investment income (loss) -- net                                               5,579,464
                                                                              ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                           103,496,765
   Financial futures contacts                                                   981,033
   Foreign currency transactions                                                (24,336)
                                                                                -------
Net realized gain (loss) on investments                                     104,453,462
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies      (136,204,159)
                                                                           ------------
Net gain (loss) on investments and foreign currencies                       (31,750,697)
                                                                            -----------
Net increase (decrease) in net assets resulting from operations           $ (26,171,233)
                                                                          =============

See accompanying notes to financial statements.


Statements of changes in net assets

AXP Equity Value Fund

                                                                      Sept. 30, 1999     March 31, 1999
                                                                     Six months ended      Year ended
                                                                        (Unaudited)

Operations and distributions
Investment income (loss)-- net                                       $    5,579,464    $   23,327,505
Net realized gain (loss) on investments                                 104,453,462       191,657,125
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreigh currencies  (136,204,159)     (204,057,052)
                                                                       ------------      ------------
Net increase (decrease) in net assets resulting from operations         (26,171,233)       10,927,578
                                                                        -----------        ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                            (4,189,561)      (12,310,555)
      Class B                                                            (1,267,591)      (11,307,259)
      Class Y                                                                (5,886)          (15,124)
   Net realized gain
      Class A                                                                    --      (107,623,088)
      Class B                                                                    --      (198,266,117)
      Class Y                                                                    --          (111,691)
                                                                             ------          --------
Total distributions                                                      (5,463,038)     (329,633,834)
                                                                         ----------      ------------
Capital share transactions (Note 5)
Proceeds from sales
   Class A shares (Note 2)                                              183,894,266       248,611,084
   Class B shares                                                        68,630,096       168,801,454
   Class Y shares                                                           856,156           720,248
Reinvestment of distributions at net asset value
   Class A shares                                                         4,045,591       116,065,296
   Class B shares                                                         1,251,113       207,563,067
   Class Y shares                                                             5,886           126,815
Payments for redemptions
   Class A shares                                                       (88,483,444)     (185,591,426)
   Class B shares (Note 2)                                             (267,976,633)     (424,291,934)
   Class Y shares                                                          (774,513)         (764,363)
                                                                           --------          --------
Increase (decrease) in net assets from capital share transactions       (98,551,482)      131,240,241
                                                                        -----------       -----------
Total increase (decrease) in net assets                                (130,185,753)     (187,466,015)
Net assets at beginning of period                                     2,570,166,456     2,757,632,471
                                                                      -------------     -------------
Net assets at end of period                                          $2,439,980,703    $2,570,166,456
                                                                     ==============    ==============
Undistributed net investment income                                  $      221,696    $      105,270
                                                                     --------------    --------------

See accompanying notes to financial statements.

Notes to Financial Statements

AXP Equity Value Fund
(Unaudited as to Sept. 30, 1999)


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock. The Fund invests primarily in common stocks that are selected for their above-average growth potential.

The Fund offers Class A, Class B and Class Y shares.

o Class A shares, are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge and automatically convert to Class A shares during the ninth calendar year of ownership.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing  financial  statements that conform to generally  accepted  accounting
principles   requires   management  to  make  estimates  (e.g.,  on  assets  and
liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders
Dividends from net investment income, declared and paid each calendar quarter, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.


2. EXPENSES AND SALES CHARGES
The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.53% to 0.4% annually. Effective with the new Investment Management Services Agreement, the fee will be adjusted upward or downward by a performance incentive adjustment based on the Fund's average daily net assets over a rolling 12-month period as measured against the change in the Lipper Growth and Income Fund Index. The maximum adjustment is 0.08% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The first adjustment will be made on Jan. 1, 2000 and will cover the six-month period beginning July 1, 1999.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. Additional administrative service expenses paid by the Fund are office expenses, consultants' fees and compensation of officers and employees. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o Class A $19
o Class B $20
o Class Y $17

Under terms of a prior agreement that ended Jan. 31, 1999, the Fund paid a transfer agency fee at an annual rate per shareholder account of $15 for Class A and $16 for Class B. Under terms of a prior agreement that ended March 31, 1999, the Fund paid a transfer agency fee at an annual rate per shareholder account of $15 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. for distribution and shareholder services. Under a Plan and Agreement of Distribution (the Plan), the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B shares. The Plan went into effect July 1, 1999. Under terms of a prior Plan and Agreement of Distribution (the Prior Plan) that ended June 30, 1999, the Fund paid a distribution fee for Class B shares at an annual rate up to 0.75% of average daily net assets. The Prior Plan was not effective with respect to Class A shares.

Under a Shareholder Service Agreement, the Fund's Class Y shares pay a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Under terms of a prior agreement that ended June 30, 1999, the Fund paid a shareholder service fee for Class A and Class B shares at a rate of 0.175% of average daily net assets. Effective July 1, 1999, the agreement for Class A and Class B shares was converted to the Plan and Agreement of Distribution discussed above.

Sales  charges  received  by  American  Express  Financial   Advisors  Inc.  for
distributing Fund shares were $850,542 for Class A and $380,432 for Class B for the six months ended Sept. 30, 1999.

During the six months ended Sept. 30, 1999, the Fund's custodian and transfer agency fees were reduced by $60,468 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.


3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $913,046,903 and $932,297,676, respectively, for the six months ended Sept. 30, 1999. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $36,471 for the six months ended Sept. 30, 1999.


4. LENDING OF PORTFOLIO SECURITIES
As of Sept. 30, 1999, securities valued at $1,123,400 were on loan to brokers. For collateral, the Fund received U.S. government securities valued at $1,704,760. Income from securities lending amounted to $125,745 for the six months ended Sept. 30, 1999. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the periods indicated are as follows:

                                            Six months ended Sept. 30, 1999
                                         Class A         Class B       Class Y
Sold                                   15,347,576       5,732,038       71,291
Issued for reinvested distributions       348,752         104,473          506
Redeemed                               (7,390,655)    (22,371,733)     (64,816)
                                       ----------     -----------      -------
Net increase (decrease)                 8,305,673     (16,535,222)       6,981

                                               Year ended March 31, 1999
                                         Class A         Class B       Class Y
Sold                                   20,474,893      14,222,376       60,749
Issued for reinvested distributions    10,613,636      19,001,797       11,558
Redeemed                              (15,998,122)    (35,900,422)     (66,377)
                                      -----------     -----------      -------
Net increase (decrease)                15,090,407      (2,676,249)       5,930


6. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the six months ended Sept. 30, 1999.


7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.


Fiscal period ended March 31,

Per share income and capital changesa

                                                                     Class B

                                                   1999b     1999      1998       1997       1996

Net asset value, beginning of period             $11.33    $12.85    $11.63     $11.07      $9.21

Income from investment operations:
Net investment income (loss)                        .01       .07       .21        .21        .18

Net gains (losses) (both realized and unrealized)  (.17)     (.06)     3.30       1.69       2.12

Total from investment operations                   (.16)      .01      3.51       1.90       2.30

Less distributions:
Dividends from net investment income               (.01)     (.08)     (.20)      (.22)      (.16)

Distributions from realized gains                    --     (1.45)    (2.09)     (1.12)      (.28)

Total distributions                                (.01)    (1.53)    (2.29)     (1.34)      (.44)

Net asset value, end of period                   $11.16    $11.33    $12.85     $11.63     $11.07

Ratios/supplemental data
Net assets, end of period (in millions)          $1,453    $1,663    $1,922     $1,509     $1,296

Ratio of expenses to average daily net assetsc    1.64%d    1.62%     1.61%      1.64%      1.69%

Ratio of net investment income (loss)
to average daily net assets                        .13%d     .65%     1.69%      1.83%      1.71%

Portfolio turnover rate
(excluding short-term securities)                   36%      106%       95%        60%        54%

Total returne                                    (1.38%)     .54%    32.61%     17.55%     25.20%

a For a share outstanding throughout the period. Rounded to the nearest cent.
b Six months ended Sept. 30, 1999 (Unaudited).
c Effective  fiscal year 1996,  expense ratio is based on total  expenses of the
  Fund before  reduction of earnings  credits on cash  balances.
d Adjusted to an annual basis.
e Total return does not reflect payment of a sales charge.


Fiscal period ended March 31,

Per share income and capital changesa

                                                    Class A                                    Class Y

                                     1999b   1999    1998    1997    1996       1999b   1999    1998    1997    1996

Net asset value,
beginning of period                $11.32  $12.85  $11.62  $11.06   $9.21     $11.34  $12.87  $11.64  $11.07   $9.21

Income from investment operations:
Net investment income (loss)          .05     .17     .32     .29     .21        .06     .18     .34     .32     .26

Net gains (losses)
(both realized and unrealized)       (.17)   (.08)   3.30    1.70    2.16       (.17)   (.08)   3.29    1.70    2.14

Total from investment operations     (.12)    .09    3.62    1.99    2.37       (.11)    .10    3.63    2.02    2.40

Less distributions:
Dividends from net
investment income                    (.05)   (.17)   (.30)   (.31)   (.24)      (.06)   (.18)   (.31)   (.33)   (.26)

Distributions from realized gains      --   (1.45)  (2.09)  (1.12)   (.28)        --   (1.45)  (2.09)  (1.12)   (.28)

Total distributions                  (.05)  (1.62)  (2.39)  (1.43)   (.52)      (.06)  (1.63)  (2.40)  (1.45)   (.54)

Net asset value, end of period     $11.15  $11.32  $12.85  $11.62  $11.06     $11.17  $11.34  $12.87  $11.64  $11.07

Ratios/supplemental data
Net assets, end of period
(in millions)                        $985    $906    $835    $426    $332         $1      $1      $1     $--     $--

Ratio of expenses to
average daily net assetsc            .89%d   .87%    .85%    .89%    .90%       .76%d   .78%    .76%    .71%    .75%

Ratio of net investment income
(loss) to average daily
net assets                           .89%d  1.39%   2.43%   2.60%   2.74%      1.02%d  1.49%   2.10%   2.78%   2.73%

Portfolio turnover rate
(excluding short-term securities)     36%    106%     95%     60%     54%        36%    106%     95%     60%     54%

Total returne                      (1.06%)  1.31%  33.62%  18.45%  26.10%     (1.00%)  1.40%  33.76%  18.67%  26.40%


a For a share outstanding throughout the period. Rounded to the nearest cent.
b Six months ended Sept. 30, 1999 (Unaudited).
c Effective  fiscal year 1996,  expense ratio is based on total  expenses of the
  Fund before  reduction of earnings  credits on cash  balances.
d Adjusted to an annual  basis.
e Total  return  does not  reflect  payment  of a sales  charge.


Investments in Securities

AXP Equity Value Fund
Sept. 30, 1999 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (97.5%)
Issuer                                                       Shares           Value(a)

Aerospace & defense (3.0%)
AlliedSignal                                                 690,000        $41,356,875
Rockwell Intl                                                590,000         30,975,000
Total                                                                        72,331,875

Airlines (1.0%)
AMR                                                          465,000(b)      25,342,500

Automotive & related (3.8%)
Delphi Automotive Systems                                  1,426,023         22,905,494
Ford Motor                                                   510,000         25,595,625
General Motors                                               345,000         21,713,438
TRW                                                          472,000         23,482,000
Total                                                                        93,696,557

Banks and savings & loans (9.8%)
Bank of America                                            1,060,000         59,028,749
Bank of New York                                             895,000         29,926,563
Chase Manhattan                                              405,000         30,526,875
Fleet Financial Group                                        830,000(b)      30,398,750
Mellon Bank                                                  745,000         25,143,750
Washington Mutual                                            735,000         21,498,750
Wells Fargo                                                1,075,000         42,596,875
Total                                                                       239,120,312

Building materials & construction (1.4%)
American Standard                                            715,000(b)      27,438,125
Martin Marietta Materials                                    145,000          5,790,938
Total                                                                        33,229,063

Chemicals (2.7%)
Air Products & Chemicals                                     650,000         18,890,625
Dow Chemical                                                 130,000         14,771,250
Du Pont (EI) de Nemours                                      510,661         31,086,488
Total                                                                        64,748,363

Communications equipment & services (1.5%)
Motorola                                                     410,000         36,080,000

Computers & office equipment (7.2%)
BMC Software                                                 230,000(b)      16,459,375
Electronic Data Systems                                      215,000         11,381,563
Equant                                                       158,500(b,c)    12,897,938
First Data                                                   265,300         11,640,038
Hewlett-Packard                                              185,000         17,020,000
Intl Business Machines                                       470,000         57,046,249
NOVA                                                       1,007,900         25,197,500
Solectron                                                    340,000(b)      24,416,250
Total                                                                       176,058,913

Electronics (1.1%)
Texas Instruments                                            315,000         25,908,750

Energy (10.0%)
Chevron                                                      715,000         63,456,250
Conoco Cl B                                                  175,050          4,791,994
ENI                                                        5,160,000(b,c)    32,340,563
Mobil                                                        710,000         71,532,499
Texaco                                                       710,000         44,818,750
Tosco                                                      1,035,000         26,133,750
Total                                                                       243,073,806

Financial services (9.2%)
Associates First Capital Cl A                                810,000         29,160,000
Capital One Financial                                        660,000         25,740,000
Citigroup                                                  1,866,750         82,136,999
Kansas City Southern Inds                                    464,700         21,579,506
Morgan Stanley, Dean Witter, Discover & Co                   455,000         40,580,313
Providian Financial                                          305,200         24,168,025
Total                                                                       223,364,843

Food (2.1%)
Bestfoods                                                    355,000         17,217,500
General Mills                                                225,000         18,253,125
Sara Lee                                                     710,000         16,640,625
Total                                                                        52,111,250

Health care (2.8%)
American Home Products                                       270,000         11,205,000
Baxter Intl                                                  255,000         15,363,750
Guidant                                                      345,000         18,500,625
Mylan Laboratories                                           615,000         11,300,625
Pharmacia & Upjohn                                           255,000         12,654,375
Total                                                                        69,024,375

Health care services (1.1%)
Cardinal Health                                              230,000         12,535,000
Columbia/HCA Healthcare                                      710,000         15,043,125
Total                                                                        27,578,125

Industrial equipment & services (2.8%)
Illinois Tool Works                                          485,000         36,162,813
Parker-Hannifin                                              720,000         32,265,000
Total                                                                        68,427,813

Insurance (6.5%)
Allstate                                                     163,500          4,077,281
American General                                             630,000         39,808,125
American Intl Group                                          801,250         69,658,672
Lincoln Natl                                                 685,000         25,730,313
Marsh & McLennan                                             265,000         18,152,500
Total                                                                       157,426,891

Leisure time & entertainment (2.4%)
Disney (Walt)                                              1,350,000         34,931,250
Viacom Cl B                                                  580,000(b)      24,505,000
Total                                                                        59,436,250

Media (0.8%)
MediaOne Group                                               285,000(b)      19,469,063

Multi-industry conglomerates (2.1%)
Emerson Electric                                             260,000         16,428,750
Minnesota Mining & Mfg                                       155,000         14,889,688
Tyco Intl                                                    200,000(c)      20,650,000
Total                                                                        51,968,438

Paper & packaging (1.1%)
Intl Paper                                                   570,000         27,395,625

Retail (6.0%)
Costco Wholesale                                             525,000(b)      37,800,000
Dayton Hudson                                                715,000         42,944,687
Gap                                                          770,000         24,640,000
TJX Companies                                              1,435,000         40,269,688
Total                                                                       145,654,375

Transportation (1.0%)
Burlington Northern Santa Fe                                 880,000         24,200,000

Utilities -- electric (5.1%)
Carolina Power & Light                                       335,000         11,850,625
CMS Energy                                                   620,000         21,041,250
Duke Energy                                                  457,000         25,192,125
Edison Intl                                                  690,000         16,775,625
FPL Group                                                    190,000          9,571,250
New Century Energies                                         590,000         19,728,125
Pinnacle West Capital                                        205,000          7,456,875
Texas Utilities                                              340,000         12,686,250
Total                                                                       124,302,125

Utilities -- gas (1.6%)
Coastal                                                      950,000         38,890,625
Utilities -- telephone (11.4%)
Ameritech                                                    610,000         40,984,375
AT&T                                                       1,175,000         51,112,499
Bell Atlantic                                                500,000         33,656,250
BellSouth                                                    920,000         41,400,000
GTE                                                          255,000         19,603,125
MCI WorldCom                                                 620,000(b)      44,562,500
SBC Communications                                           460,000         23,488,750
U S WEST Communications Group                                430,000         24,536,875
Total                                                                       279,344,374

Total common stocks
(Cost: $2,245,170,330)                                                   $2,378,184,311

Preferred stocks (0.3%)
Issuer                                                        Shares          Value(a)

Global TeleSystems Group
   Cm Cv                                                      80,000(b,e)    $3,280,000
Intermedia Communications
   7.00% Cm Cv Series F                                      228,000(b)       4,360,500

Total preferred stocks
(Cost: $9,064,467)                                                           $7,640,500

See accompanying notes to investments in securities.



Short-term securities (2.7%)
Issuer                                     Annualized        Amount           Value(a)
                                         yield on date     payable at
                                          of purchase       maturity

U.S. government agencies (0.9%)
Federal Home Loan Mtge Corp Disc Nts
   10-05-99                                    5.24%      $1,200,000         $1,199,127
   10-12-99                                    5.18        6,300,000          6,289,143
   10-15-99                                    5.19        1,700,000          1,696,331
Federal Natl Mtge Assn Disc Nts
   10-25-99                                    5.25        1,300,000          1,295,278
   11-04-99                                    5.26       11,200,000         11,143,051
Total                                                                        21,622,930

Commercial paper (1.8%)
Alcoa
   11-12-99                                    5.35        4,700,000          4,668,575
Barlcays U.S. Funding
   10-26-99                                    5.32          600,000            597,703
BellSouth Capital Funding
   11-16-99                                    5.33          600,000(d)         595,770
Ciesco LP
   10-08-99                                    5.19        6,600,000(d)       6,592,032
Daimler/Chrysler
   10-29-99                                    5.32       12,600,000         12,546,204
Glaxo Wellcome
   10-04-99                                    5.28        3,200,000(d)       3,198,123
Pfizer
   10-19-99                                    5.29       14,000,000(d)      13,960,985
USAA Capital
   10-06-99                                    5.18        2,500,000          2,497,808
   10-25-99                                    5.20          600,000            597,754
Total                                                                        45,254,954

Total short-term securities
(Cost: $66,889,865)                                                         $66,877,884

Total investments in securities
(Cost: $2,321,124,662)(f)                                                $2,452,702,695

See accompanying notes to investments in securities.

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Sept. 30, 1999, the value of foreign securities represented 2.7% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) Security is partially or fully on loan. See Note 4 to the financial statements.

(f) At Sept. 30, 1999, the cost of securities for federal income tax purposes was approximately $2,321,125,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                     $261,865,000
Unrealized depreciation                                     (130,287,000)
                                                            ------------
Net unrealized appreciation                                 $131,578,000

Quick telephone  reference

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Sales  and  exchanges,   dividend  payments  or reinvestments and automatic
payment arrangements:      800-437-3133

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Fund performance, fund prices, account values, recent account transactions and
account inquiries:         800-862-7919

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                                                              S-6481 F (11/99)


AXP Equity Value Fund
IDS Tower 10
Minneapolis, MN 55440-0010

                           AMERICAN EXPRESS Financial Advisors